Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Accounting, Policy [Policy Text Block]

BASIS OF PRESENTATION

On January 19, 2012 (the “Petition Date”), Eastman Kodak Company (“EKC” or the “Company”) and its U.S. subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases (the “Chapter 11 Cases”) were jointly administered as Case No. 12-10202 (ALG) under the caption “In re Eastman Kodak Company.”  The Debtors operated their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of chapter 11 of the Bankruptcy Code and the orders of the Bankruptcy Court until their emergence from bankruptcy. The Company’s foreign subsidiaries were not part of the Chapter 11 Cases, and continued to operate in the ordinary course of business.

Upon emergence from bankruptcy on September 3, 2013, Kodak adopted fresh-start accounting which resulted in Kodak becoming a new entity for financial reporting purposes. Kodak applied fresh start accounting as of September 1, 2013. Accordingly, the consolidated financial statements on or after September 1, 2013 are not comparable to the consolidated financial statements prior to that date. Refer to Note 25, “Fresh Start Accounting” for additional information.

Subsequent to the Petition Date, all expenses, gains and losses directly associated with the reorganization proceedings are reported as Reorganization items, net in the accompanying Consolidated Statement of Operations. In addition, Liabilities subject to compromise during the chapter 11 proceedings were distinguished from liabilities of the Company’s foreign subsidiaries that were not part of the Chapter 11 Cases, fully-secured liabilities that were not expected to be compromised and from post-petition liabilities in the accompanying Consolidated Statement of Financial Position.

References to “Successor” or “Successor Company” relate to the reorganized Kodak subsequent to September 3, 2013.  References to “Predecessor” or “Predecessor Company” relate to Kodak prior to September 3, 2013.

Reclassification, Policy [Policy Text Block]

Reclassifications

Certain amounts for prior periods have been reclassified to conform to the current period classification due to Kodak’s new organization structure as of January 1, 2015, for a change in the segment measure of profitability and due to the presentation of the Prosper Business as discontinued operations and assets held for sale.  In addition to the changes in segment reporting under the new organization structure, tenant rental income for Eastman Business Park previously reported in Cost of Revenues is reported in Revenues.  Refer to Note 23, “Segment Information” for more information about these changes.

Accounting Principles Policy [Policy Text Block]

ACCOUNTING PRINCIPLES

The consolidated financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The following is a description of the significant accounting policies of Kodak.

Consolidation, Policy [Policy Text Block]

BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of EKC and all companies directly or indirectly controlled by EKC, either through majority ownership or otherwise (collectively “Kodak”).  Kodak consolidates variable interest entities if Kodak has a controlling financial interest and is determined to be the primary beneficiary of the entity.

Kodak is the primary beneficiary of a utilities variable interest entity, RED-Rochester, LLC (“RED”).  Therefore, Kodak consolidates RED’s assets, liabilities and results of operations.  Consolidated assets and liabilities of RED are $69 million and $13 million, respectively, as of December 31, 2015 and $77 million and $11 million, respectively, as of December 31, 2014.  RED’s equity in those net assets as of December 31, 2015 and 2014 is $25 million and $21 million, respectively.  RED’s results of operations are reflected in net income attributable to noncontrolling interest in the accompanying Consolidated Statement of Operations.

Use of Estimates, Policy [Policy Text Block]

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of commitments and contingencies at year end, and the reported amounts of revenues and expenses during the reporting periods presented.  Actual results could differ from these estimates.

Foreign Currency Transactions and Translations Policy [Policy Text Block]

FOREIGN CURRENCY

For most subsidiaries and branches outside the U.S., the local currency is the functional currency.  The financial statements of these subsidiaries and branches are translated into U.S. dollars as follows: assets and liabilities at year-end exchange rates; revenue, expenses and cash flows at average exchange rates; and shareholders’ equity at historical exchange rates.  For those subsidiaries for which the local currency is the functional currency, the resulting translation adjustment is recorded as a component of Accumulated other comprehensive (loss) income in the accompanying Consolidated Statement of Financial Position.  Translation adjustments related to investments that are permanent in nature are not tax-effected.

For certain other subsidiaries and branches outside the U.S., operations are conducted primarily in U.S. dollars, which is therefore the functional currency.  Monetary assets and liabilities of these foreign subsidiaries and branches, which are recorded in local currency, are remeasured at year-end exchange rates, while the related revenue, expense, and gain and loss accounts, which are recorded in local currency, are remeasured at average exchange rates.  Non-monetary assets and liabilities, and the related revenue, expense, and gain and loss accounts, are remeasured at historical exchange rates.  Adjustments that result from the remeasurement of the assets and liabilities of these subsidiaries are included in Other (charges) income, net in the accompanying Consolidated Statement of Operations.

The effects of foreign currency transactions, including related hedging activities, are included in Other (charges) income, net, in the accompanying Consolidated Statement of Operations.

Venezuela Currency

Kodak has accounted for the Venezuelan economy as highly inflationary since 2010.  Accordingly, Kodak’s Venezuelan subsidiary uses the U.S. dollar as its functional currency, and monetary assets and liabilities denominated in BsF generate income or expense for changes in value associated with foreign currency exchange rate fluctuations against the U.S. dollar.  Kodak’s Venezuelan subsidiary does not have ongoing trading activity.

The Venezuelan government has maintained currency controls and a fixed official exchange rate since 2003.  The official exchange rate at December 31, 2015 and 2014 was 6.3 Venezuelan Bolivars Fuertes (“BsF”) to the U.S. dollar.  In 2013, the Venezuelan government announced the creation of a complementary currency exchange system, referred to as “SICAD 1.”  SICAD 1 was determined by an auction process restricted to invited entities for designated uses.  At December 31, 2014, the SICAD 1 exchange rate was 12.0 BsF to the U.S. Dollar.  In 2014, the Venezuelan government created another currency exchange system known as “SICAD 2,” indicating that all industry sectors and companies would be eligible to participate in SICAD 2.  Transactions in SICAD 2 were regulated by the Venezuelan Central Bank.  Entities were required to submit applications to convert BsF to U.S. dollars under SICAD 2.  The SICAD 2 exchange rate as of December 31, 2014 was  49.99 BsF to the U.S. dollar.

Given increased uncertainty in Venezuela, Kodak adopted the SICAD 2 rate to remeasure BsF denominated monetary assets and liabilities of its Venezuelan subsidiary to the U.S. dollar as of December 31, 2014.  As a result of this change from the official exchange rate, Kodak recorded a charge of $16 million in other (charges), income net in the fourth quarter of 2014.

In 2015, the Venezuelan government merged the SICAD 1 and SICAD 2 exchange mechanisms into a single mechanism called SICAD and introduced a new open market system, “SIMADI.”  The SIMADI market is intended to have a floating exchange rate determined by market participants.  Kodak adopted the SIMADI rate to remeasure BsF denominated monetary assets and liabilities of its Venezuelan subsidiary to the U.S. dollar as of March 31, 2015. The SIMADI exchange rate at March 31, 2015 was 191.97 BsF to the U.S. dollar.  As a result of the change from the SICAD 2 rate, Kodak recorded a charge of $2 million in other (charges), income net in the first quarter of 2015.  The SIMADI exchange rate as of December 31, 2015 was 198.7 BsF to the U.S. dollar.

As of December 31, 2015 and December 31, 2014, Kodak’s Venezuelan subsidiary had approximately $1 million and $2 million, respectively, of BsF denominated net monetary assets, composed primarily of cash and cash equivalents.

Concentration Risk, Credit Risk, Policy [Policy Text Block]

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject Kodak to significant concentrations of credit risk consist principally of cash and cash equivalents, receivables, and derivative instruments.  Kodak places its cash and cash equivalents with high-quality financial institutions and limits the amount of credit exposure to any one institution.  With respect to receivables, such receivables arise from sales to numerous customers in a variety of industries, markets, and geographies around the world.  Receivables arising from these sales are generally not collateralized.  Kodak performs ongoing credit evaluations of its customers’ financial condition, and maintains reserves for potential credit losses and such losses, in the aggregate, have not exceeded management’s expectations.  Counterparties to the derivative instrument contracts are major financial institutions.  Kodak has not experienced non-performance by any of its derivative instruments counterparties.

Cash and Cash Equivalents, Policy [Policy Text Block]	CASH EQUIVALENTS All highly liquid investments with a remaining maturity of three months or less at date of purchase are considered to be cash equivalents.
Inventory, Policy [Policy Text Block]

INVENTORIES

Inventories are stated at the lower of cost or market.  The cost of all of Kodak’s inventories is determined by the average cost method, which approximates current cost.  Kodak provides inventory reserves for excess, obsolete or slow-moving inventory based on changes in customer demand, technology developments or other economic factors.

Property, Plant and Equipment, Policy [Policy Text Block]

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recorded at cost, net of accumulated depreciation with the exception of property, plant and equipment owned as of the application of fresh start accounting. Kodak capitalizes additions and improvements while maintenance and repairs are charged to expense as incurred.  Upon sale or other disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount, less proceeds from disposal, is charged or credited to net (loss) earnings.  In connection with fresh start accounting, property, plant and equipment were adjusted to their estimated fair value and depreciable lives were revised as of September 1, 2013. Refer to Note 25, “Fresh Start Accounting.”

Kodak calculates depreciation expense using the straight-line method over the assets’ estimated useful lives, which are as follows:

	Successor Company	As of September 1, 2013
Buildings and building improvements	5-40	1-38
Land improvements	20	1-20
Leasehold improvements	3-20	1-10
Equipment	3-15	1-20
Tooling	1-3	1-3
Furniture and fixtures	5-10	1-10

Kodak depreciates leasehold improvements over the shorter of the lease term or the asset’s estimated useful life.

Equipment subject to operating leases is included in Property, plant and equipment, net in the Consolidated Statement of Financial Position.  Equipment subject to operating leases consists of equipment rented to customers and is depreciated to estimated salvage value over its expected useful life.  Equipment operating lease terms and depreciable lives generally vary from 3 to 7 years.

Goodwill and Intangible Assets, Goodwill, Policy [Policy Text Block]

GOODWILL

Goodwill reported in the Successor period represents the reorganizational value of assets in excess of amounts allocated to identified tangible and intangible assets.  Refer to Note 25, “Fresh Start Accounting.”  Goodwill is not amortized, but is required to be assessed for impairment at least annually and whenever events or changes in circumstances occur that would more likely than not reduce the fair value of the reporting unit below its carrying amount.  Kodak performed the annual test of impairment as of October 1, 2015 for all its reporting units and updated its analysis as of December 31, 2015 due to the change in the annual goodwill impairment test date from October 1 to December 31.

When testing goodwill for impairment, Kodak may assess qualitative factors for some or all of its reporting units to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount, including goodwill.  If Kodak determines based on this qualitative test of impairment that it is more likely than not that a reporting unit’s fair value is less than its carrying amount, or elects to bypass the qualitative assessment for some or all of its reporting units, then a two-step goodwill impairment test is performed to test for a potential impairment of goodwill (step 1) and if potential losses are identified, to measure the impairment loss (step 2). Determining the fair value of a reporting unit involves the use of significant estimates and assumptions.  Refer to Note 5, “Goodwill and Other Intangible Assets”.

Workers Compensation, Policy [Policy Text Block]

WORKERS COMPENSATION

Kodak self insures and participates in high-deductible insurance programs with retention and per occurrence deductible levels for claims related to workers compensation. The estimated liability for workers compensation is based on actuarially estimated, discounted cost of claims, including claims incurred but not reported.   Historical loss development factors are utilized to project the future development of incurred losses, and the amounts are adjusted based on actual claim experience, settlements, claim development trends, changes in state regulations and judicial interpretations.  Amounts recoverable from insurance companies or third parties are estimated using historical experience and estimates of future recoveries.  Estimated recoveries are not offset against the related accrual.

Revenue Recognition, Policy [Policy Text Block]

REVENUE

Kodak’s revenue transactions include sales of products (such as components and consumables for use in Kodak and other manufacturers’ equipment and film based products); equipment; software; services; integrated solutions; and intellectual property and brand licensing.  Kodak recognizes revenue when realized or realizable and earned, which is when the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the sales price is fixed or determinable; and (4) collectability is reasonably assured.  At the time revenue is recognized, Kodak provides for the estimated costs of customer incentive programs, warranties and estimated returns and reduces revenue accordingly.  For those incentives that require the estimation of sales volumes or redemption rates, such as for volume rebates, Kodak uses historical experience and internal and customer data to estimate the sales incentive at the time revenue is recognized.  Kodak accrues the estimated cost of post-sale obligations, including basic product warranties, based on historical experience at the time Kodak recognizes revenue.

For product sales, the revenue recognition criteria are generally met when title and risk of loss have transferred from Kodak to the buyer, which may be upon shipment or upon delivery to the customer site, based on contract terms or legal requirements in certain jurisdictions.

For equipment sales, the recognition criteria are generally met when the equipment is delivered and installed at the customer site.  Revenue is recognized for equipment upon delivery as opposed to upon installation when the equipment has stand-alone value to the customer, and the amount of revenue allocable to the equipment is not legally contingent upon the completion of the installation.  In instances in which the agreement with the customer contains a customer acceptance clause, revenue is deferred until customer acceptance is obtained, provided the customer acceptance clause is considered to be substantive.  For certain agreements, Kodak does not consider these customer acceptance clauses to be substantive because Kodak can and does replicate the customer acceptance test environment and performs the agreed upon product testing prior to shipment.  In these instances, revenue is recognized upon installation of the equipment.

Revenue from the sale of software licenses is recognized when (1) Kodak enters into a legally binding arrangement with a customer for the license of software; (2) Kodak delivers the software; (3) customer payment is deemed fixed or determinable and free of contingencies or significant uncertainties; and (4) collection from the customer is probable.  Software maintenance and support revenue is recognized ratably over the term of the related maintenance contract.

Revenue from services includes extended warranty, customer support and maintenance agreements, consulting, business process services, training and education.  Service revenue is recognized over the contractual period or as services are performed.  In service arrangements where final acceptance of a system or solution by the customer is required, revenue is deferred until all acceptance criteria have been met.

The timing and the amount of revenue recognized from the licensing of intellectual property depend upon a variety of factors, including the specific terms of each agreement and the nature of the deliverables and obligations.  Revenue is only recognized after all of the following criteria are met: (1) Kodak enters into a legally binding arrangement with a licensee of Kodak’s intellectual property, (2) Kodak delivers the technology or intellectual property rights, (3) licensee payment is deemed fixed or determinable and free of contingencies or significant uncertainties, and (4) collection from the licensee is reasonably assured.

Most of Kodak’s equipment has both software and non-software components that function together to deliver the equipment’s essential functionality and therefore they are accounted for together as non-software deliverables.  Non-essential software sold in connection with Kodak’s equipment sales is accounted for as separate deliverables or elements.  In most cases, these software products sold as part of a multiple element arrangement include software maintenance agreements as well as unspecified upgrades or enhancements on a when-and-if-available basis.  In multiple element arrangements where non-essential software deliverables are included, revenue is allocated to non-software and to software deliverables each as a group based on relative selling prices of each of the deliverables in the arrangement.  Revenue allocated to software licenses is recognized when all revenue recognition criteria have been met.  Revenue generated from maintenance and unspecified upgrades or updates on a when-and-if-available basis is recognized over the contract period.

Research and Development Expense, Policy [Policy Text Block]

RESEARCH AND DEVELOPMENT COSTS

Research and development (“R&D”) costs, which include costs incurred in connection with new product development, fundamental and exploratory research, process improvement, product use technology and product accreditation, are expensed in the period in which they are incurred.

Advertising Costs, Policy [Policy Text Block]

ADVERTISING

Advertising costs are expensed as incurred and are included in Selling, general and administrative expenses in the accompanying Consolidated Statement of Operations.  Advertising expenses amounted to $6 million, $10 million, $5 million and $12 million for the years ended December 31, 2015 and December 31, 2014, four months ended December 31, 2013, and for the eight months ended August 31, 2013, respectively.

Shipping and Handling Cost, Policy [Policy Text Block]	SHIPPING AND HANDLING COSTS Amounts charged to customers and costs incurred by Kodak related to shipping and handling are included in net sales and cost of sales, respectively.
Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]

IMPAIRMENT OF LONG-LIVED ASSETS

The carrying values of long-lived assets, other than goodwill and intangible assets with indefinite useful lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying values may not be recoverable.  In connection with fresh start accounting, the carrying values of long-lived assets were adjusted to estimated fair value as of September 1, 2013 and Kodak revised its estimates of the remaining useful lives of all long-lived assets.   Refer to Note 25, “Fresh Start Accounting.”

The recoverability of the carrying values of long-lived assets is assessed by first grouping long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, by estimating the undiscounted future cash flows that are directly associated with and that are expected to arise from the use of and eventual disposition of such asset group.  Kodak estimates the undiscounted cash flows over the remaining useful life of the primary asset within the asset group.  If the carrying value of the asset group exceeds the estimated undiscounted cash flows, Kodak records an impairment charge to the extent the carrying value of the long-lived asset exceeds its fair value.  Kodak determines fair value through quoted market prices in active markets or, if quoted market prices are unavailable, through the performance of internal analyses of discounted cash flows.

The remaining useful lives of long-lived assets are reviewed in connection with the assessment of recoverability of long-lived assets and the ongoing strategic review of the business and operations.  If the review indicates that the remaining useful life of the long-lived asset has changed significantly, the depreciation on that asset is adjusted to facilitate full cost recovery over its revised estimated remaining useful life.

The carrying values of indefinite-lived intangible assets are evaluated for potential impairment annually or whenever events or changes in circumstances indicate that it is more likely than not that the asset is impaired. Refer to Note 5, “Goodwill and Other Intangible Assets.”

Income Tax, Policy [Policy Text Block]

INCOME TAXES

Kodak recognizes deferred tax liabilities and assets for the expected future tax consequences of operating losses, credit carry-forwards and temporary differences between the carrying amounts and tax basis of Kodak’s assets and liabilities.  Kodak records a valuation allowance to reduce its net deferred tax assets to the amount that is more likely than not to be realized.  For discussion of the amounts and components of the valuation allowances as of December 31, 2015 and 2014, see Note 14, “Income Taxes.”

The undistributed earnings of Kodak’s foreign subsidiaries are not considered permanently reinvested.  Kodak has recognized a deferred tax liability (net of related foreign tax credits) on the foreign subsidiaries’ undistributed earnings.

New Accounting Pronouncements, Policy [Policy Text Block]

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In April 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share expedient. The ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015 (January 1, 2016 for Kodak) with retrospective application to all periods presented. Kodak early adopted ASU 2015-07 effective December 31, 2015.  The retrospective adoption resulted in a reduction in Level 3 assets for the U.S. plans of $1,837 million and $1,721 million at December 31, 2014 and January 1, 2014, respectively, and a reduction in Level 3 assets for the non-U.S. plans of $106 million at both December 31, 2014 and January 1, 2014.  In addition, Level 2 assets for the U.S. and non-U.S. plans decreased by $1,761 million and $251 million, respectively, at December 31, 2014.  Refer to Note 16, “Retirement Plans.”

In April 2014, the FASB issued ASU 2014-08, “Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360).”  ASU 2014-08 defines a discontinued operation as a disposal of a component (or group of components) of an entity that was disposed of or is classified as held for sale and represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results.  ASU 2014-08 expands the disclosures when an entity retains a significant continuing involvement with a discontinued operation as well as for disposals of individually material components that do not qualify as discontinued operations.  The amendments in the update were effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2014 (January 1, 2015 for Kodak) to new disposals and new disposal groups classified as held for sale after the effective date. The adoption of this guidance did not have a material impact on Kodak’s Consolidated Financial Statements.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). ASU 2016-02 requires lessees to recognize most leases on their balance sheets as lease liabilities with corresponding right-of-use assets and eliminates certain real estate-specific provisions. The new leasing standard is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2018 (January 1, 2019 for Kodak).  Early adoption is permitted.  Kodak is currently evaluating the impact of this ASU.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments–Overall: Recognition and Measurement of Financial Assets and Financial Liabilities.  ASU 2016-01 primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. Under the ASU all equity investments in unconsolidated entities (other than those accounted for using the equity method of accounting) will generally be measured at fair value through earnings.  In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The classification and measurement guidance will be effective for Kodak beginning January 1, 2018, including interim periods within those fiscal years.  Kodak is currently evaluating the impact of this ASU.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740) Balance Sheet Classification of Deferred Taxes.  ASU 2015-17 amends the accounting for income taxes and requires all deferred tax assets and liabilities to be classified as non-current on the consolidated balance sheet. ASU 2015-17 is effective for fiscal years and interim reporting periods within those years beginning after December 15, 2016 (January 1, 2017 for Kodak), with early adoption permitted in any annual or interim period. ASU 2015-17 may be adopted either prospectively or retrospectively. Kodak is currently evaluating the method of adoption and expects ASU 2015-17 will have an impact on the consolidated balance sheet.  The current deferred tax assets in excess of valuation allowance were $22 million as of December 31, 2015.

In April 2015, the FASB issued ASU 2015-03, Imputation of Interest (Sub-Topic 835.30):  Simplifying the Presentation of Debt Issuance Costs.  ASU 2015-03 requires debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued ASU 2015-15 clarifying the application of this guidance to line of credit arrangements.  The amendments in the ASUs are effective retrospectively for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015 (January 1, 2016 for Kodak). Early adoption is permitted for financial statements not previously issued.  Kodak does not expect the adoption of this guidance to have a material impact on its Consolidated Financial Statements.

In February 2015, the FASB issued ASU 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. The amendments in ASU 2015-02 change the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. The amendments in this ASU are effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015 (January 1, 2016 for Kodak). Early adoption is permitted, including adoption in an interim period. A reporting entity may apply the amendments in this ASU either retrospectively or use a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. Kodak does not expect the adoption of this guidance to have a material impact on its Consolidated Financial Statements.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606).”  ASU 2014-09 supersedes the revenue recognition requirements in Topic 605, “Revenue Recognition” and most industry-specific guidance.  The core principle of ASU 2014-09 is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services.  In July 2015, the FASB deferred the effective date of ASU 2014-09.  The new revenue standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017 (January 1, 2018 for Kodak) and allows either a full retrospective adoption to all periods presented or a modified retrospective adoption approach with the cumulative effect of initial application of the revised guidance recognized at the date of initial application.  Kodak is currently evaluating the adoption alternatives and impact of this ASU.